    As filed with the Securities and Exchange Commission on January 29, 1999

                                                       Registration No. 33-47927
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------

                                    Form S-6
                                 POST-EFFECTIVE
                                AMENDMENT No. 9
           To REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933

                               ----------------

                     Metropolitan Life Separate Account UL
                             (Exact name of trust)

                      Metropolitan Life Insurance Company
                              (Name of depositor)
                                1 Madison Avenue
                            New York, New York 10010
         (Complete address of depositor's principal executive offices)

                               ----------------

                              GARY A. BELLER, ESQ.
              Senior Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                (Name and complete address of agent for service)

                               ----------------

                                   Copies to:
                GARY O. COHEN, ESQ. and THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

                               ----------------


  It is proposed that the filing will become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b)

    [_] on (date) pursuant to paragraph (b)

    [X] on April 2, 1999 pursuant to paragraph (a)(1) of Rule 485

    [_] on (date), pursuant to paragraph (a) of Rule 485

  This filing is made in reliance on Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register an indefinite amount of interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                             Cross-Reference Table

Items of                                 Captions in Prospectuses
Form N-8B-2                              ------------------------
-----------
   1...................... Cover Page
   2...................... SUMMARY; METLIFE
   3...................... Inapplicable
   4...................... SALES AND ADMINISTRATION OF THE POLICIES
   5, 6, 7................ SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND
   8...................... FINANCIAL STATEMENTS
   9...................... Inapplicable
  10(a)................... OTHER POLICY PROVISIONS; POLICY RIGHTS
  10(b)................... OTHER POLICY PROVISIONS
  10(c), 10(d)............ SUMMARY; POLICY BENEFITS; POLICY RIGHTS; PAYMENT AND
                            ALLOCATION OF PREMIUMS; THE FIXED ACCOUNT; OTHER
                            POLICY PROVISIONS
  10(e)................... PAYMENT AND ALLOCATION OF PREMIUMS
  10(f)................... VOTING RIGHTS
  10(g)(1)-(3), 10(h)(1)-
   (3).................... RIGHTS WE RESERVE
  10(g)(4), 10(h)(4)...... Inapplicable
  10(i)................... POLICY BENEFITS; PAYMENT AND ALLOCATION OF PREMIUMS
  11...................... SUMMARY; SEPARATE ACCOUNT UL; THE METROPOLITAN SE-
                            RIES FUND
  12(a)................... Cover Page
  12(b), 12(e)............ Inapplicable
  12(c), 12(d)............ SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND

Items of
Form N-8B-2                               Captions in Prospectuses
-----------                               ------------------------
  13(a), 13(b), 13(c),      SUMMARY; CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT
   13(d)...................  UL; THE METROPOLITAN SERIES FUND; POLICY BENEFITS

  13(e).................... SALES AND ADMINISTRATION OF THE POLICIES
  13(f), 13(g)............. Inapplicable
  14....................... ISSUING OF A POLICY
  15....................... PAYMENT AND ALLOCATION OF PREMIUMS
  16....................... SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND
  17(a), 17(b)............. Captions referenced under Items 10(c), 10(d), 10(e)
                             and 10(i) above
  17(c).................... Inapplicable
  18(a), 18(c)............. SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND
  18(b), 18(d)............. Inapplicable
  19....................... SALES AND ADMINISTRATION OF THE POLICIES; VOTING
                             RIGHTS; REPORTS
  20(a), 20(b)............. RIGHTS WE RESERVE; SEPARATE ACCOUNT UL; THE METRO-
                             POLITAN SERIES FUND
  20(c), 20(d), 20(e),
   20(f)................... Inapplicable
  21(a), 21(b)............. POLICY RIGHTS
  21(c), 22................ Inapplicable
  23....................... SALES AND ADMINISTRATION OF THE POLICIES
  24....................... OTHER POLICY PROVISIONS
  25....................... METLIFE
  26....................... CHARGES AND DEDUCTIONS
  27....................... METLIFE
  28....................... MANAGEMENT
  29....................... Inapplicable
  30, 31, 32, 33, 34....... Inapplicable
  35....................... GETTING MORE INFORMATION
  36, 37................... Inapplicable

Items of
Form N-8B-2                                Captions in Prospectuses
-----------                                ------------------------
  38........................ SALES AND ADMINISTRATION OF THE POLICIES; DISTRIBU-
                              TION OF THE POLICIES
  39........................ SUMMARY--METLIFE; SALES AND ADMINISTRATION OF THE
                              POLICIES
  40(a)..................... Inapplicable
  40(b)..................... SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND;
                              CHARGES AND DEDUCTIONS
  41(a)..................... SUMMARY; METLIFE; SALES AND ADMINISTRATION OF THE
                              POLICIES
  41(b), 41(c), 42, 43...... Inapplicable
  44(a)..................... SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND;
                              POLICY BENEFITS
  44(b)..................... Inapplicable
  44(c)..................... CHARGES AND DEDUCTIONS
  45........................ Inapplicable
  46........................ Captions referenced under Item 44 above
  47........................ Captions referenced under Items 10(c) and 16 above
  48, 49.................... Inapplicable
  50........................ SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND
  51(a), 51(b).............. SUMMARY; METLIFE; POLICY BENEFITS; POLICY RIGHTS
  51(c), 51(d), 51(e)....... Captions referenced under Item 10(i) above
  51(f)..................... PAYMENT AND ALLOCATION OF PREMIUMS
  51(g)..................... Captions referenced under Items 10(i) and 13 above
  51(h), 51(j).............. Inapplicable
  51(i)..................... SALES AND ADMINISTRATION OF THE POLICIES
  52(a), 52(c).............. RIGHTS WE RESERVE
  52(b), 52(d).............. Inapplicable
  53(a)..................... FEDERAL TAX MATTERS
  53(b), 54 through 58...... Inapplicable
  59........................ FINANCIAL STATEMENTS

                                  PROSPECTUS                                U
                                      FOR
                                                                            L
                    UL2001, a Flexible Premium Multifunded
                             Life Insurance Policy                          2
                 Issued by Metropolitan Life Insurance Company
                                  May 1, 1999                               0

The Policy is designed to provide:                                          0

 .Life insurance coverage                                                    1

 .Flexible premium payments

 .A choice among three death benefit options

 .A choice among different guaranteed minimum death benefit durations

 . Funding options for allocating premium payments to and transferring cash value among a fixed interest account and the following Separate Account UL investment divisions:

State Street Research Aggressive       Neuberger Berman Partners Mid Cap Value
Growth


State Street Research Diversified      Scudder Global Equity


State Street Research Growth           T. Rowe Price Large Cap Growth



State Street Research Income           T. Rowe Price Small Cap Growth



Santander International Stock          Lehman Brothers Aggregate Bond Index
(formerly State Street Research
International Stock)


Harris Oakmark Large Cap Value         MetLife Stock Index


Janus Mid Cap                          Morgan Stanley EAFE Index



Loomis Sayles High Yield Bond          Russell 2000 Index



A word about risk:
This Prospectus discusses the risks associated with purchasing the Policy. The Metropolitan Series Fund, Inc. (the "Fund") prospectus discusses the risks associated with investment in the Fund. The Fund prospectus is being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions named above invest solely in a corresponding "Portfolio" of the Fund. The Prospectus is not valid unless you also receive or have received a current Fund prospectus.

The purchase of the Policy involves risk. You could lose money. You might have to pay additional amounts of premium to avoid losing the life insurance protection you purchased through a Policy.

How to learn more:
Before purchasing a Policy, read the information in this Prospectus and in the Fund prospectus. Keep these prospectuses for future reference.

                                ---------------

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                                                       Page
                                                     in this
   Subject                                          Prospectus
   -------                                          ----------
   Summary.........................................      2
   MetLife.........................................      6
   Separate Account UL.............................      7
   The Fixed Account...............................      7
   The Metropolitan Series Fund, Inc...............      7
   Issuing a Policy................................      8
   Policy Benefits.................................      9
   Policy Rights...................................     15
   Payment and Allocation of Premiums..............     18
   Charges and Deductions..........................     20
   Federal Tax Matters.............................     23
   Showing Performance.............................     25
   Rights We Reserve...............................     25
   Other Policy Provisions.........................     25
   Sales and Administration of the Policies........     27
   Voting Rights...................................     28
   Reports.........................................     28
   Illustration of Policy Benefits.................     29
   Getting More Information........................     29
   Legal Matters and Experts.......................     30
   Appendix 1--Management..........................    A-1
   Appendix 2--Financial Statements................    B-1

Summary

This summary gives an overview of the Policy and is qualified by the more detailed information in the Prospectus and the Policy.

MetLife issues the Policy. The Policy is designed to meet your changing life insurance needs. In addition to the base Policy, optional insurance benefits may also be added to your coverage.

Premiums

The Policy allows flexibility in making premium payments. There are certain minimum premium requirements to keep the Policy in force during the first Policy year and, if you wish, to keep the guaranteed minimum death benefit in effect. Other than these minimum premium payment requirements, the Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

Cash Value

Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity. MetLife doesn't guarantee the investment performance of the Separate Account UL investment divisions and you should consider your risk tolerance before selecting any these funding options.

Transfers and Automated Investment Strategies

You may transfer cash value among the funding options, subject to certain limits. You may also choose among four automated investment strategies: the Equity Generator SM, the Equalizer SM, The Allocator SM and the Rebalancer SM.

Specified Face Amount of Insurance

Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount once in any 24 month period, subject to our rules and procedures.

The Guaranteed Minimum Death Benefit

Generally, you may choose, in your Policy application, a period of time during which your Policy will include a guaranteed minimum death benefit. If you choose a guarantee, you will need to pay minimum premium amounts in order to keep it in force. You may later cancel or reduce the length of the guarantee.

Death Benefit Options

Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the policy cash value at the date of death.

Surrenders, Partial Withdrawals and Loans

Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.

Tax Treatment

In most cases, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Policy, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. If your Policy is a modified endowment contract, you will pay income taxes on loans and withdrawals to the extent of any gains (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax may also apply. If the Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increase in cash value that is not due to premium payments may be taxed annually. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be taxed on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Table of Charges and Expenses

This table shows the charges and expenses that you pay under your Policy. See "Charges and Deductions," below for more information your Policy's charges:

        Type of Charge or Expense        Amount of Charge or Expense
---------------------------------------------------------------------
  Charges we deduct from each premium
   payment
   Sales charge:                        2.25% of each premium payment
   Charge for average expected state
    taxes attributable to premiums:     2% of each premium payment
   Charge for expected federal taxes
    attributable to premiums:           1.25% of each premium payment

        Type of Charge or Expense              Amount of Charge or Expense
--------------------------------------------------------------------------------
  Monthly Deduction from your Policy's
   cash value
   Cost of term insurance charges:      Amount varies depending on the specifics
                                        of your Policy/1/
  Administration charge:
   First Policy year/2/:                (a) $20 per month for insureds Age 26
                                        and under
                                        (b) $30 per month for insureds age 26-40
                                        (c) $35 per month for insureds Age 41
                                        and over.
   Second and later Policy years/2/:    $10 per month unless you pay premiums
                                        that would maintain the guaranteed
                                        minimum death benefit to Age 65 (or to
                                        the next shortest available duration, if
                                        any, or if none, then as specified in
                                        your Policy). If you pay these premiums,
                                        the monthly charge will be:
                                        (a) $5 per month for a specified face
                                        amount of $250,000 or more
                                        (b) $6 per month for a specified face
                                        amount between $100,000 and $249,999
                                        (c) $7 per month for a specified face
                                        amount of less than $100,000.
--------------------------------------------------------------------------------
  Mortality and expense risk charge:    .075% of the cash value in the Separate
                                        Account on each monthly anniversary. We
                                        intend to (but do not guarantee that we
                                        will) reduce this charge after Policy
                                        year 10 to .60%.
  Underwriting charge: (applies only if $5 per month for the first twelve months
   you request an increase in your      after the month you increase your
   specified face amount)               specified face amount.
--------------------------------------------------------------------------------
  Surrender charge on certain
   transactions:
   Full surrender or termination of     The lesser of (a) 75% of one Federal
    your Policy during its 1st year:    Guideline Annual Premium/3/ or (b) the
                                        amount of premiums you have actually
                                        paid
   Full surrender or termination of     The lesser of (a) one Federal Guideline
    your Policy during its 2nd year:    Annual Premium or (b) the amount of all
                                        premiums you have actually paid
   Full surrender or termination of     90% of one Federal Guideline Annual
    your Policy during its 3rd through  Premium during Policy year 3, which
    15th year:                          percentage declines periodically until
                                        it is 0% during Policy years 16 and
                                        later./4/ (We also will deduct the
                                        amount of any surrender charge remaining
                                        for any specified face amount increase,
                                        as discussed immediately below.)
   Full surrender or termination of     An amount of surrender charge that we
    your Policy during the 15 years     compute on essentially the same basis as
    after you have increased your       if each such specified face amount
    policy's specified face amount:     increase had been a separate, newly
                                        issued UL 2001 Policy/5/
   Reduction in specified face amount   A pro-rata portion of the surrender
    (i.e. "partial" surrender):         charge that would apply to a full
                                        surrender/6/
   Partial withdrawals of up to 10% of  No surrender charge
    the Policy's cash value/7/ each
    year:
   Partial withdrawal amounts in excess A pro-rata portion of the surrender
    of the 10% free withdrawal limit:   charge that would apply to a full
                                        surrender/8/

--------
/1/See "Cost of Term Insurance" under "Charges and Deductions" for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.
/2/We will deduct any amount of the first year's administration charges that remain unpaid at the time of any full surrender or other termination of your Policy during its first year.
/3/The Federal Guideline Annual Premium is the amount of the level premium you would need to pay each year for your policy (for Death Benefit Option A and all riders), based on certain assumptions reflected below under "Charges and Deductions--Surrender Charge."
/4/The precise timetable of how this percentage declines over this period is set forth below under "Charges and Deductions--Surrender Charge." Also, during each of these years, the surrender charge is subject to the further limitation that it will never exceed the then-applicable percentage multiplied by the sum of all premiums you have paid to date.
/5/For this purpose, however, premiums paid after the date you apply for the increase will be assumed to be attributable to the original specified face amount and each specified amount increase in the manner reflected below under "Changes and Deductions--Surrender Charge."

/6/If there have been prior face amount increases, we take the reduction in face amount from each increase in reverse chronological order and then from the original specified amount. As we thus cancel each portion of specified face amount, we deduct the amount of any remaining surrender charge associated with that portion.
/7/This limit applies as of the date of the requested withdrawal, which is aggregated for this purpose with all previous withdrawals during the same Policy year.
/8/The amount deducted would be the same proportion of the full surrender charge as the excess withdrawal bears to the Policy's total cash value. If there have been prior face amount increases, this amount is assumed to represent the surrender charge attributable to the most recent increases in reverse chronological order and then to any remaining surrender charge on the Policy's original specified face amount.

Fund Investment Management Fees and Direct Expenses

MetLife receives an investment management fee from the Fund and the Fund incurs direct expenses (see the Fund Prospectus and Statement of Additional Information referred to therein). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of the Fund that correspond to the Separate Account investment divisions you are using. The following sets forth the Fund's fees and expenses for the year ending 12/31/98:

                                              Total                                  Total
                                               1998                                   1998
                          Manage-    Other    Annual             Manage-    Other    Annual
       Portfolios         ment Fee Expenses* Expenses Portfolios ment Fee Expenses* Expenses
--------------------------------------------------------------------------------------------
                                                      Neuberger
                                                      Berman
                                                      Partners
State Street Research                                 Mid Cap
 Aggressive Growth                                    Value**
--------------------------------------------------------------------------------------------
                                                      Scudder
State Street Research                                 Global
 Growth                                               Equity
--------------------------------------------------------------------------------------------
                                                      T. Rowe
                                                      Price
State Street Research                                 Large Cap
 Diversified                                          Growth**
--------------------------------------------------------------------------------------------
                                                      T. Rowe
                                                      Price
State Street Reseach                                  Small Cap
 Income                                               Growth
--------------------------------------------------------------------------------------------
                                                      Lehman
                                                      Brothers
                                                      Aggregate
Santander International                               Bond
 Stock                                                Index**
--------------------------------------------------------------------------------------------
                                                      MetLife
Harris Oakmark Large Cap                              Stock
 Value**                                              Index
--------------------------------------------------------------------------------------------
                                                      Morgan
                                                      Stanley
                                                      EAFE
Janus Mid Cap                                         Index**
--------------------------------------------------------------------------------------------
                                                      Russell
Loomis Sayles High Yield                              2000
 Bond                                                 Index**

--------
 *After assumptions based on the Fund manager's expense limitation arrangement. See the Fund prospectus for more information.
**Commenced operations 11/9/98.

Other

Please refer to "Federal Tax Matters-Our taxation" and "Policy Benefits--Cash Value Transfers" for a description of certain charges that currently we do not impose but that in the future we may.

MetLife

We are a mutual life insurance company. We were formed in 1868 in New York and we currently conduct business in all 50 states, the District of Columbia, Puerto Rico and Canada. We are one of the largest financial services companies in the world with many of the largest United States corporations for clients. As of December 31, 1998, we had total life insurance in force of approximately
$   trillion and total assets under management of approximately $330 billion.
We have listed our directors and certain key officers in Appendix I to this Prospectus and our Financial Statements in Appendix II to this Prospectus.

Giving us requests, instructions or notifications

[SIDEBAR: You can contact us at our Designated Office.]

Contacting us:

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automatic investment strategies) or changing your premium allocations. Our Designated Office is our home office at 1 Madison Avenue, New York, NY 10010. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

When your requests, instructions and notifications become effective:

 . Generally, requests, instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)


 . A Valuation period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

 . A Valuation Date is:

  . Each day on which the New York Stock Exchange is open for trading.

  . Other days, if we, as the Fund's investment manager, think that there has been a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected.

 . The effective time of premium allocation instructions and transfer requests you make in your Policy application or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. Your Investment Start Date is the date the first net premium is applied to the Fixed Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.

 . The effective date of your Automatic Investment Strategies will be that set forth in the strategy chosen.

Separate Account UL

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to Policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of the Fund.]

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of the Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

The Fixed Account

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the investment divisions. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

[SIDEBAR: You should carefully review the investment objectives, strategies, and risks of each Fund Portfolio, which are contained in the Fund prospectus you have also received.]

The Metropolitan Series Fund, Inc.

The Fund is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. The Fund is divided into Portfolios, each of which represent a different class of stock in which a corresponding investment division of the Separate Account invests. You should read the Fund prospectus, which you have also received. It contains information about the Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. It also contains information on the different separate accounts of ours and our affiliates that invest in the Fund and the risks related thereto.

As of the end of each Valuation Period, we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation
Period:

 . The allocation of net premiums to the Separate Account.

 . Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund, increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).

 . Policy loans and loan repayments allocated to the Separate Account.

 . Transfers to and among investment divisions.

[SIDEBAR: We will issue a Policy to you as owner. You will have all the rights under the Policy including the ability to name a new owner or contingent owner.]


Issuing a Policy

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

Generally, we will issue a Policy only for insureds that are age 80 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date of the application if there have been no material misrepresentations in the application (but not earlier than the date that the application is completed):

 . To preserve a younger age for the insured.

 . If a payment of at least $2,500 is received with the application.

 . If an amount equal to at least one "check-o-matic" payment is received with the application.

 . Under certain payroll deduction plans or other automatic investment plans where our established administrative rules permit an earlier date.

Temporary insurance will be provided for up to 90 days from the date of the application, provided that we receive a payment equal to at least one "check-o-matic" payment and any necessary medical examination has been completed. Even if the insured hasn't completed the medical examination, there will be coverage if the insured dies from an accident within 30 days of the date of the application. The temporary insurance does not cover death by suicide. The temporary insurance provided is equal to the specified face amount applied for up to a maximum of $500,000. There will be no charge for the insurance protection under the temporary insurance, other than the Policy charge for the cost of insurance.

Insurance coverage under the Policy will begin at the time the Policy is delivered and any temporary insurance that is then in force will end. For coverage to be effective, the insured's health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application.

Policy Benefits

Insurance Proceeds

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the insured's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:

 . The death benefit under the death benefit option, alternate death benefit or minimum guaranteed death benefit that is then in effect; plus

 . Any additional insurance proceeds provided by rider; minus

 . Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

[SIDEBAR: The Policy generally offers a choice of three death benefit options.]

Death Benefit Options

Generally, you can choose among three options, although the choice may be limited based upon availability in your state and the insured's age. You select which option you want in the Policy application. The three options are:

 . Option A: The death benefit is a level amount and equals the specified face amount of the Policy

 . Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.

 . Option C: The death benefit is designed to increase during your earning years
  (because we assume that your need for life insurance will probably increase during these years) and levels off thereafter. The death benefit is one of two amounts and is available only if insured is age 60 or less when we issue the Policy:

 . CI: the death benefit varies and equals the specified face amount plus the cash value on the date of death, until the insured is age 65.

 . CII: At age 65, the death benefit becomes a level amount equal to the specified face amount under CI plus the cash value at the end of the Valuation Date immediately preceding the date on which the insured became age 65. This new amount then becomes the specified face amount.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and CI, the cash value is added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Options A and CII, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and CI than under Options A and CII.

You can change your death benefit option after the second Policy year, and thereafter, once in any 12 month period provided that:

 . Your cash surrender value after the change would be enough to pay at least two monthly deductions.

 . The specified face amount continues to be no less than the minimum we allow after a decrease.

 . The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.

 . If the change is to C, the insured is age 60 or less.

[SIDEBAR: You can generally change your death benefit option.]

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:

 . Change from A or CII to B or CI: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.

 . Change from B or CI to A or CII: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.

 . Change from B to CI or A to CII: The specified face amount will remain the same.

Before you change your death benefit option you should consider the following:

 . If the term insurance portion of your death benefit changes, as it may with a change from A or CII to B or CI and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.

 . The premium requirements for maintaining the guaranteed minimum death benefit may change, which could affect your ability to maintain it.

 . If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility: that your Policy would become a modified endowment contract; that you would receive a taxable distribution; of an increase or decrease in the monthly administration charge; and of changes in the maximum premium amounts that you can pay.

Alternate Death Benefit

In order to ensure that the Policy qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit option that you chose. The alternate death benefit is as follows:

Age of Insured at Death  40 and  45  50  55  60  65  70 75 to 90  95
                           less
% of Cash Value: *          250 215 185 150 130 120 115      105 100

--------
*For the ages not listed, the percentage decreases by a ratable portion for each full year.

[SIDEBAR: The Policy offers a guaranteed minimum death benefit.]

Guaranteed Minimum Death Benefit

You can choose to have a guaranteed minimum death benefit for one of several specified periods of time, if you meet certain requirements. Generally, the amount of guaranteed minimum death benefit equals the specified face amount of insurance, plus any additional death benefits provided by rider. Availability may be restricted in your state or by the insured's rating class, however.

There is no additional charge for the guarantee, but in order to keep the guarantee in effect, you will need to pay certain minimum premiums, which vary based on many factors (see "Premiums" below). We test the Policy on each monthly anniversary to make sure that you have paid the minimum premiums required to keep the guarantee for the duration you chose. If you haven't made the minimum premium payments, we will tell you and give you 61 days from the monthly anniversary to make any additional payment to keep the guarantee at the then current duration. If we do not receive the required payment, we will reduce the duration of the guarantee to one that the premiums you have paid would support and that would have been available to you. If no shorter duration is available to you, we will terminate the guarantee. A duration cannot be reactivated, once we terminate it.

You can choose one of the following durations for your guaranteed minimum death benefit to be in effect:**

 . For the first five Policy years.

 . To age 65, but only if the insured is age 60 or less when the Policy is issued.

 . To age 75, but only if the insured is age 70 or less when the Policy is issued.

 . To age 85, but only if the insured is age 80 or less when the Policy is issued.
--------
**For Policies issued in New York, the guaranteed minimum death benefit guarantees payment of the specified face amount of insurance only (and not any rider benefits), and the options for the duration of the guarantee are generally: (i) for the first five Policy years; (ii) to age 55 (available only if the insured was between age 18 and age 50 on the date the Policy was issued) or for the first 20 Policy years (if the insured was less than age 18 on the date the Policy was issued); or (iii) to age 65 (available only if the insured was between age 18 and age 60 on the date the Policy was issued).

You must choose the duration of the guaranteed minimum death benefit by the Policy's issue date, or we will assume that you do not want the guarantee. You can reduce the duration by reducing the premiums paid to an amount that will only support a shorter duration. If at the end of the elected duration, your cumulative premiums paid by each monthly anniversary would entitle you to receive a longer duration that would have been available to you, we will increase the duration appropriately.

Specified Face Amount

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently these amounts are generally:

 . $100,000 for insureds in the preferred rate class

 . $50,000 for most other insureds

 . $25,000 for certain insureds over age 59.

 . $250,000 for most Policies distributed through broker-dealers not affiliated with us.

[.SIDEBAR: You can generally increase or decrease your Policy's specified face amount.]

Generally, you may change your specified face amount after the second Policy year, and thereafter, once in any 24 month period, as long as the insured is age 79 or under. Any change will be effective on: (a) the monthly anniversary on or next following the Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

You are permitted to decrease the specified face amount to as low as $25,000 except that no reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. These lowest available specified face amount requirements also apply to decreases that result from partial withdrawals. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.

You may increase the specified face amount only if: (a) the guaranteed minimum death benefit is in effect; or (b) the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Generally, the minimum specified face amount increase is $5,000 ($10,000 for Policies issued in New York). Any increase will require that we receive additional evidence of insurability that is satisfactory to us. We will also impose an underwriting charge.

Before you change your specified face amount you should consider the following:

 . The term insurance portion of your death benefit will likely change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.

 . Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.

 . We will deduct a portion of any applicable surrender charge at the time of any decrease in specified face amount, other than a decrease resulting automatically from a partial withdrawal or from a death benefit option change.

 . We will establish an additional amount of surrender charge at the time of any increase in the specified face amount, other than an increase resulting automatically from a change of death benefit option.

 . The premium requirements for maintaining the guaranteed minimum death benefit will change, which could affect your ability to maintain it.

 . The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.

 . In some circumstances, that the Policy could become a modified endowment contract.

 . The monthly administration charge may change.

Cash Value

Your Policy's cash value equals:

 . The Fixed Account cash value, plus

 . The Policy Loan Account cash value, plus

 . The Separate Account cash value.

[SIDEBAR: Your Policy is designed to accumulate cash value.]

Your Policy's cash surrender value equals your cash value minus:

 . Any outstanding Policy loans (plus accrued interest);

 . Any surrender charges; and

 . The administration charge for any full Policy month remaining in the first
  Policy year.

The Separate Account cash value allocated to each investment division is calculated as follows:

 . 20 days after your Investment Start Date, we will allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your application.

 . Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:

 . The cash value in the investment division at the beginning of the Valuation
  Period; plus

 . All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus

 . All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus

 . The portion of the any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

 . The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

Benefit at Final Date

The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan.

Optional Benefits Added By Rider

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure if the benefit is something that you want. You should also consider:

 . The effects on the premium requirements for maintaining the guaranteed minimum death benefit, which could affect your ability to maintain it.

 . That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.

 . That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.

 . The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

Generally, we currently make the following benefits available by rider:

  . Disability Waiver of Premium Benefit/1/  .Children's Term Insurance Benefit
-------------------------------------------------------------------------------
  . Disability Waiver of Monthly Deduction   .Spouse Term Insurance Benefit
    Benefit/2/
-------------------------------------------------------------------------------
  . Accidental Death Benefit                 .Accelerated Death Benefit/3/

--------
/1/This rider is designed for owners who seek to build cash value or maintain the guaranteed minimum death benefit during a period of disability. In order to qualify for this rider, you must maintain a premium level equal to that required under the rider. Otherwise, the rider will operate like the Disability Waiver of Monthly Deduction benefit rider, which in some cases could increase the cost of the rider. The selected premium level will not necessarily be sufficient to keep the Policy in force to the Final Date. Therefore, the Policy could terminate, unless a guaranteed minimum death benefit is in effect.
/2/An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
/3/Payment under this rider may affect eligibility for benefits under state or federal law.

[SIDEBAR: Generally, you can receive the Policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum.]

Income Plans
Before you purchase an income plan you should consider:

 . The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

 . That your Policy will terminate at the time you purchase an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

 . That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

  . Interest income                  .Installment Income for a Stated Period
----------------------------------------------------------------------------
  . Installment Income for a Stated  . Single Life Income--Guaranteed
    Amount                             Payment Period
----------------------------------------------------------------------------
  . Joint and Survivor Life Income   .Single Life Income--Guaranteed Return

Policy Rights

[SIDEBAR: You can transfer your cash value among the investment divisions and the Fixed Account at any time beginning 20 days after the Investment Start Date.]

Cash Value Transfers

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time, but we do reserve the right to limit transfers to four per Policy year and to limit transfers from the Fixed Account to one each year on the Policy anniversary date. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

 . Automated Investment Strategies: You can choose one of four currently available strategies. You can also change or cancel your choice at any time.

 . Equity Generator: allows you to transfer the interest earned on amounts in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.

 . Equalizer: allows you to periodically equalize amounts in your Fixed
   Account and either the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. We currently make equalization at the end of each calendar quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Policy anniversary.

 . Rebalancer: allows you to periodically redistribute amounts in the Fixed
   Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each calendar quarter.

 . Allocator: allows you to systematically transfer money from the Fixed
   Account to any investment division(s). You must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:

  . A specific amount until the cash value in the Fixed Account is exhausted.

  . A specific amount for a specific number of months.

  . Amounts in equal installments until the total amount you have requested has been transferred.

 . Transfers by Telephone: We may, if permitted by state law, allow you to make transfer requests, changes to Automatic Investment Strategies and allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:

 . We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.

 . We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.

 . All telephone calls will be recorded.

 . You will receive a written confirmation of any transaction.

 . Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

 . You should contact our Designated Office with any questions regarding the procedures.

[SIDEBAR: You can borrow from us and use your Policy as security for the loan.]

Loan Privileges

The amount of each loan must be:

 . At least $500.

 . No more than 75% of the cash surrender value (unless your Policy tells you that state law requires a different percentage to be applied) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:

 . Remove an amount equal to the loan first from your cash value in the Fixed
  Account. If an additional amount is required, we will remove it from the cash value in the investment divisions of the Separate Account in the same proportion as your cash value is then allocated.

 . Transfer such cash value to the Policy loan account, where it will be credited with interest at the rate of 4% per year. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we allocate monthly deductions.

 . Charge you interest, which will accrue daily at a rate of 6% per year (which is the maximum rate we will ever charge). We currently intend to (but don't guarantee that we will) reduce this rate to 4.6% after the 10th Policy year. Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to your voluntary planned periodic premium, or $50, if less. Any payments we receive while a loan (plus accrued interest) is outstanding, will be applied first to repaying the loan, and, if any amounts remain after repayment, they will be considered premium. Even though we will repay the loan with these payments, we will still consider them as premium payments for purpose of maintaining your guaranteed minimum death benefit. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated.

Before taking a Policy loan you should consider the following:

 . Interest payments on loans are generally not deductible for tax purposes.

 . Under certain situations, Policy loans could be considered taxable distributions.

 . Unless the guaranteed minimum death benefit is in effect, we will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.

[SIDEBAR: You can surrender your Policy for its cash surrender value.]

Surrender and Withdrawal Privileges

We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals after the second Policy year if:

 . The withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions.

 . The withdrawal is at least $500.

 . The withdrawal would not result in your specified face amount falling below the minimum allowable amount, as described under "Specified Face Amount," above.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the investment divisions in the same way we allocate the monthly deduction.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:

 . Surrender charges may apply.

 . Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties.

 . Your Policy could become a modified endowment contract.

 . For partial withdrawals, your death benefit will decrease by the amount of the withdrawal (for options A and CI, your specified face amount will also decrease, generally by the amount of the withdrawal).

 . Any withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.

 . In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

Exchange Privilege

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. There is currently no charge on transfers. Even if we do have a transfer charge in the future, such charge will never be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

Payment and Allocation of Premiums

Premiums

Unless your Policy has a guaranteed minimum death benefit in effect, the payment of premiums won't guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value.

[SIDEBAR: You can make voluntary planned periodic premium payments and unscheduled premium payments.]

Paying Premiums

You can make premium payments, subject to certain limitations discussed below, through the:

 . Voluntary planned periodic premium schedule: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; (c) periodic automatic pre-authorized transfers from your checking account ( "check-o-matic"); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned period premium schedule.

 . Unscheduled premium payment option: You can make premium payments at any time.

Paying Premiums to Maintain the Guaranteed Minimum Death Benefit

You can pay certain levels of premiums that entitle you to a guaranteed minimum death benefit for a specified period of time. To keep the guarantee you will need to pay these premium levels for the entire duration of the guarantee. We will test your Policy on each monthly anniversary to verify that you have paid the minimum premium (after taking into account partial withdrawals and outstanding Policy loans) to keep the guarantee in force.

The level of premium to keep the guaranteed minimum death benefit in effect varies based on several factors including:

 . Duration of the guarantee (generally higher levels are required for longer durations).

 . Specified face amount (generally higher levels are required for higher amounts).

 . Smoking class and underwriting class (generally higher levels are required for classes that we consider to pose a greater mortality risk ).

 . Death benefit option (generally higher levels are required for death benefit options B and CI).

 . Policy riders (generally higher levels are required if you have riders in force).

Maximum and Minimum Premium Payments

 . During the first Policy year you must pay an amount of premium that we call the minimum initial premium or we will terminate your Policy after the grace period.

 . After the first Policy year, your voluntary planned periodic payments must be at least:

 . $200 annually (except that some Policies distributed by certain brokers must be at least $2,500)

 . $100 semi-annually

 . $15 on a "check-o-matic" or other systematic payment schedule.

 . Unscheduled premium payments must be at least $250 each.

 . You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status.

[SIDEBAR: Net premiums are your premiums minus the charges deducted from your premiums.

Allocating Net Premiums

We will allocate your net premiums to the Fixed Account from the Investment Start Date until 20 days after such date. We will then allocate your cash value according to your net premium allocation instructions in your application. You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be a minimum of 10% and in whole numbers. You can change your allocations (effective after the 20th day referred to above) at any time by giving us written notification at our Designated Office or in another manner that we permit.

Policy Termination and Reinstatement

Termination: We will terminate your Policy without any cash surrender value if:

 . The cash surrender value is less than the monthly deduction;

 . No minimum guaranteed death benefit is in effect; and

 . We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.

Reinstatement: Upon your request, we will reinstate your Policy (without reinstating the guaranteed minimum death benefit or any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request must within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us:

 . A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).

 . Evidence of insurability that we find satisfactory.

 . An additional premium amount that the Policy prescribes for this purpose.

Charges and Deductions

The Policy charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. The following sets forth additional information about some (but not all) of the Policy charges.

Charges included in the Monthly Deduction At issue, or within 30 days of any Policy anniversary, you can choose to have the monthly deduction taken from either: (a) the Fixed Account and each investment division in which you have cash value in proportion to the Policy's cash value

[SIDEBAR: Carefully review the "Table of Charges and Expenses" in the "Summary", which sets forth the charges that you pay under your Policy.]

at the beginning of the policy month; or (b) if there is sufficient cash value, entirely from your Fixed Account. If no election is made or if amounts in the Fixed Account are insufficient, we will take the monthly deduction in accordance with (a). We deduct the monthly deductions as of each monthly anniversary.

 . Cost of term insurance: This charge varies monthly based on many factors.
  Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount.

 . The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit you choose (generally, the term insurance amount will be higher for options B and CI).

 . The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, age and smoking status. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.

  . Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.

 . Administration charge: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Policy, and in the first year, also include our underwriting and start-up expenses.

 . Mortality and expense risk charge: We make this monthly charge primarily to compensate us for:

  . mortality risks that insureds may live for a shorter period than we expect; and

  . expense risks that our issuing and administrative expenses may be higher than we expect. If our estimates are correct, we will realize a profit from this charge, otherwise, we could incur a loss.

Surrender charge

The method by which we calculate the surrender charges that apply under certain circumstances is complex, because they are based on several factors that are specific to your Policy. You can request a personalized illustration

[SIDEBAR: Your Policy sets forth the maximum surrender charges to which your cash value could be subject.]

that will show you how this charge (along with other charges plus your loans and accrued interest) affect your cash surrender value. We have summarized the basic principles used to determine the surrender charges in the table that appears under "Summary--Table of Charges and Expenses." The discussion that follows gives additional detail on how we calculate surrender charges.

In order to determine the Surrender Charge, we first determine the:

 . Surrender Charge Measure, which is:

 . For the first Policy year the lesser of:

   (A) actual cumulative premiums paid; and

   (B) the Maximum Surrender Charge Premium.

 . For the second Policy year and later Policy years, the lesser of:

   (A) actual cumulative premiums paid within the first two Policy years;
      and

   (B) the Maximum Surrender Charge Premium.

 .Increase Surrender Charge Measure, which is:

 . For the first year following the increase, the lesser of:

   (A) the amount by which the actual cumulative premiums paid within twelve months following the date of the application for the specified face amount increase exceeds the sum of:

     (i) the Surrender Charge Measure for the first Policy year, plus

     (ii) the Increase Surrender Charge Measure for the first year following any prior increases; and

   (B) the Maximum Surrender Charge Premium at the time of the increase.

 . For the second Policy year and later following the increase, the lesser of:

   (A) the amount by which actual cumulative premiums paid within twenty-four months following the date of the application for the specified face amount increase exceeds the sum of:

     (i) the Surrender Charge Measure for the second Policy year, plus

     (ii) the Increase Surrender Charge Measure for the second year following any prior increases; and

   (B) the Maximum Surrender Charge Premium for the second Policy year following the increase.

 . Maximum Surrender Charge Premium, which is the amount determined at issue (or for a specified face amount increase, at the time of the increase) which will not exceed:

 . For the first Policy year, or the first year after the increase, 75% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue, or at the time of the increase, respectively; and

 . For the second Policy year and thereafter, or the second and later years after the increase, 100% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue or at the time of the increase.

 . Federal Guideline Annual Premium, which is the level annual amount of premium that you would need to pay through the Final Date of your Policy

[SIDEBAR: There is no surrender charge on partial withdrawals of up to 10% of the Policy's Cash Value each year.]

 for the specified face amount of your Policy if we set your premiums both as to timing and amount, based on:

 . the 1980 Commissioners Standard Ordinary Mortality Tables;

 . net investment earnings at an annual effective rate of 4%; and

 . fees and charges as set forth in your Policy and Policy riders.

This premium is based on the insured's age, sex, smoking status and rate class and is generally higher for older ages, for males, for smokers and for those in a higher rate class.

Using the above determinations, we will then compute the full surrender charge by first locating the Policy year in the table below that contains the date as of which we are computing the charge. Then we multiply the indicated percentage by the then-applicable Surrender Charge Measure. This gives us the surrender charge for the initial specified face amount. We compute the surrender charge for each specified face amount increase that is then in effect by a similar method, except that we multiply the percentage for the actual year following the date of the increase by the Increase Surrender Charge Measure for that increase. By totaling the surrender charge we compute for the original specified face amount with any that we compute for each specified face amount increase, we arrive at the full surrender charge.

  Policy year
  (or actual
  year since
  Specified
  Face Amount                                                               16 and
  Increase)      1   2   3   4   5  6*   7   8   9  10  11  12  13  14  15  later
----------------------------------------------------------------------------------
  % of Measure  100 100  90  80  70  60  54  48  42  36  30  24  18  12   6    0

*After the fifth year, the surrender charges will decrease each Policy month.

We deduct any surrender charge that results from a partial withdrawal or specified face amount decrease from the same sources as we take the monthly deduction. If the cash value is insufficient, we reduce the amount we pay you. Because of the surrender charge, your Policy will probably not have any cash surrender value for at least the first Policy year unless you pay significantly more than the Minimum Initial Premium. Since the Surrender Charge Measure and Increase Surrender Charge Measure are capped at the end of the first two Policy years after issue, and after increase in specified face amount, respectively, you may be able to limit your surrender charges by limiting your premium payments to levels necessary to keep the Policy and the guaranteed minimum death benefit in effect.

Federal Tax Matters

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy.

The Policy

Insurance proceeds

 . Generally excludable from your beneficiary's gross income.

 . If you are alive when the insured dies, the proceeds may be included in the insured's estate and may be subject to federal estate tax: (i) if paid to the

[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy]

 insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

 . If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

 . Whether or not any federal estate tax is due is based on a number of factors including the estate size.

Cash value (if your Policy is not a modified endowment contract)

 . You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of a collateral assignment equity split dollar arrangement, there is a risk that increases in cash value may be taxed annually.

Loans

 . loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract or terminates.

 . Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

 . If your Policy terminates (upon surrender, cancellation, lapse or the Final
   Date) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution.

Modified Endowment Contracts

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include increases in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:

 . The death benefit will generally be income tax free to your beneficiary, as discussed above.

 . Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.


 . An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

Diversification

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

 . Possible taxation of cash value transfers.

 . Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

 . Possible limits on the number of investment funds available or the frequency of transfers among them.

 . Possible changes in the tax treatment of Policy benefits and rights.

Our taxation

We don't expect to, incur federal, state or local taxes upon the earnings or realize capital gains attributable to the Separate Account. If we do incur such taxes at some time in the future, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

Showing Performance

We may advertise or otherwise show:

 . Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.

 . Comparisons of the investment divisions with performance of similar investments and appropriate indices.

 . Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.

 . Personalized illustrations based on historical Separate Account performance.

Rights We Reserve

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

 . Operating the Separate Account in any other form that is permitted by applicable law.

 . Changes to obtain or continue exemptions from the 1940 Act.

 . Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

 . Substituting Fund shares in an investment division for shares of another portfolio of the Fund or another fund or investment permitted by law.

 . Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.

 . Making any necessary technical changes to the Policy to conform it to the changes we have made.

[SIDEBAR: Carefully review your Policy which contains a full discussion of all its provisions.]

Other Policy Provisions

You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the Policy provisions that you should consider:

Free Look Period

You can return the Policy during this period. The period is the later of:

 . 10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and

 . 45 days after we receive Part A of the completed application.

If you return your Policy, we will send you a complete refund of any premiums paid within seven days.

Incontestability

We will not contest:

 . Your Policy after 2 Policy years from issue or reinstatement (excluding riders added later).
 . An increase in a death benefit after it has been in effect for two years.

Suicide

If the insured commits suicide within the first two Policy years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals made. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

Age and Sex

We will adjust benefits to reflect the correct age and sex of the insured, if this information isn't correct in the Policy application.

Assignment

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any assignment.

[SIDEBAR: Under certain situations, we may defer payments.]

Payment and Deferment

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

 . The New York Stock Exchange has an unscheduled closing.

 . There is an emergency so that we could not reasonably determine the investment experience of a Policy.

 . The Securities and Exchange Commission by order permits us do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).

 . With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.

 . We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 6% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

Dividends

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

[SIDEBAR: We perform the sales and administrative services for the Policies.]

Sales and Administration of the Policies

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy and other variable life insurance and variable annuity contracts issued by our subsidiary and us. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We are an investment manager to the Fund and may also provide advisory services to other clients.

Computer Systems

We use computer systems to process Policy transactions and valuations. These systems need to be adjusted to be able to continue to administer the Policies beginning January 1, 2000. As is the case with most systems conversion projects, risks and uncertainties exist due, in part to reliance on third party vendors and a project could be delayed. Although we cannot give you assurances, we are devoting substantial resources necessary to make these systems modifications and expect that necessary changes will be completed on time and in a way that will result in no disruption to Policy servicing operations.

Bonding

Our directors officers and employees are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

Distributing the Policies

We sell the Policies through licensed life insurance sales representatives:

 . Registered through us.

 . Registered through other broker-dealers, including our wholly owned subsidiary.

Commissions

We pay commissions to representatives (or the broker-dealers through which they are registered) for the sale of our products. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this Prospectus. We paid no commissions in 1996 or 1997 on the Policies, because the product was not sold before 1998. Commissions paid in 1998 totaled $ . Maximum commissions are:

 . First Policy Year:

 . 50% of the lesser of :

  (i) Actual premiums paid in the first year;

  (ii) The initial voluntary planned periodic premium for the first year; and

  (iii) The annual premium necessary to keep the longest duration of the guaranteed minimum death benefit effective for a like Policy with Option A and the preferred nonsmoking rating class for standard risks (or the actual rating class for other risks) in place; plus

 . 50% of the lesser of :

  (i) the amount by which premiums paid in the first 12 months following the application to increase the specified face amount exceed the cumulative amount of premiums on which a 50% commission has previously been paid; and

  (ii) the portion (iii) above computed using the difference between the old and new specified face amounts and rating information of the insured at the time of the increase; plus

 . 3% of amounts not eligible for the above commission schedules.

 . Policy Years 2-4: 5% of premiums paid in the Policy year.

 . Policy Years 5-10: A servicing fee of 2% of premiums paid in the Policy year.

 . Policy Years 11 and later: A servicing fee of 1% of premiums paid in the Policy year.

We also pay the sales manager of a sales representative employed by us an override commission based on many factors including the commissions paid to the representative who sold the Policy and to other representatives the sales manager supervises.

[SIDEBAR: You can give us voting instructions on shares of each Fund Portfolio that are attributed to your Policy.]

Voting Rights

The Fund has shareholder meetings from time to time to, for example, elect directors and approve investment managers. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:

 . Your Policy's cash value in the corresponding investment division; by

 . The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

Reports

Generally, you will promptly receive statements confirming your significant transactions such as:

 . Change in specified face amount.

 . Change in death benefit options.

 . Changes in guarantees.

 . Transfers among investment divisions (including those through Automated
  Investment Strategies, which are confirmed quarterly).

 . Partial withdrawals.

 . Loan amounts you request.

 . Loan repayments and premium payments.

If your premium payments are made through check-o-matic or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year that will summarize the year's transactions and include information on:

 . Deductions and charges.

 . Status of the death benefit.

 . Cash and cash surrender values.

 . Amounts in the investment divisions and Fixed Account.

 . Status of Policy loans.

 . Automatic loans to pay interest.

 . Information on your modified endowment contract status (if applicable).

We will also send you the Fund's annual and semi-annual reports to shareholders.

[SIDEBAR: Personalized illustrations can help you understand how your Policy values can vary.]

Illustration of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Getting More Information

We are regulated by the New York Insurance Department and periodically are examined by them. We are also subject to the laws and regulations of all the jurisdictions in which we do business and, if required, we have filed the Policy for approval in every jurisdiction in which the Policy is sold. The Policy and /or the guaranteed minimum death benefit may not be available in every jurisdiction. You should ask your sales representative whether the Policy is available in your jurisdiction.

We file annual statements on our operations, including financial statements, with insurance departments of various jurisdictions so that they can review our solvency and compliance with applicable laws and regulations. You can review these statements which are available at the offices of the various insurance departments.

This Prospectus is part of a registration statement that we filed with the Securities and Exchange Commission under the Securities Act of 1933. The registration statement includes additional information, amendments and exhibits. You can get this information from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

 . Securities and Exchange Commission
 Public Reference Room
 Washington, D.C. 20549
 Call 1-800-SEC-0330 (for information about using the Public Reference Room) Internet site: http://www.sec.gov

Legal Matters and Experts

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Policies. Messrs. Freedman, Levy Kroll &Simonds, Washington, D.C., have advised us on certain matters relating to the federal securities laws.

Deloitte & Touche LLP, independent auditors, audited the financial statements included in Appendix II of this Prospectus, as stated in their reports appearing therein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

Marian Zeldin, FSA, MAAA, Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in her opinion filed as an exhibit to the registration statement.

Appendix I

Management

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

Directors, Officers-Directors


                       Principal Occupation &                       Positions and Offices
  Name                 Business Address                                 with MetLife
-------------------------------------------------------------------------------------------------
  Curtis H. Barnette   Chairman and Chief Executive Officer Director
                       Bethlehem Steel Corp.
                       1170 Eight Ave. -- Martin Tower 2118
                       Bethlehem, PA 18016
-------------------------------------------------------------------------------------------------
  Robert H. Benmosche  Chairman of the Board, President and Chairman of the Board, President,
                       Chief Executive Officer              Chief Executive Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Gerald Clark         Vice Chairman of the Board and       Vice Chairman of the Board,
  New York, NY 10010   Chief Investment Officer             Chief Investment Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Joan Ganz Cooney     Chairman, Executive Committee        Director
                       Children's Television Workshop
                       One Lincoln Plaza
                       New York, NY 10023
-------------------------------------------------------------------------------------------------
  Burton A. Dole, Jr.  Retired Chairman, President and      Director
                       Chief Executive Officer
                       Puritan Bennett
                       Overland Park, KS
-------------------------------------------------------------------------------------------------
  James R. Houghton    Chairman of the Board Emeritus       Director
                       and Director
                       Corning Incorporated
                       80 East Market Street, 2nd Floor
                       Corning, NY 14830
-------------------------------------------------------------------------------------------------
  Harry P. Kamen       Retired Chairman and                 Director
                       Chief Executive Officer
                       Metropolitan Life Insurance Company
                       One Madison Ave.
                       New York, NY 10010
-------------------------------------------------------------------------------------------------
  Helene L. Kaplan     Of Counsel                           Director
                       Skadden Arps, Slate, Meagher & Flom
                       919 Third Ave.
                       New York, NY 10022
-------------------------------------------------------------------------------------------------
  Charles M. Leighton  Retired Chairman and                 Director
                       Chief Executive Officer
                       CML Group, Inc.
                       Bolton, MA 01720
-------------------------------------------------------------------------------------------------
  Allen E. Murray      Retired Chairman of the Board and    Director
                       Chief Executive Officer
                       Mobil Corporation
                       375 Park Ave., Suite 2901
                       New York, NY 10163
-------------------------------------------------------------------------------------------------
  Stewart Nagler       Vice Chairman of the Board and       Vice Chairman of the Board and
                       Chief Financial Officer              Chief Financial Officer and Director
                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY 10010

                          Principal Occupation &                Positions and Offices
  Name                    Business Address                          with MetLife
-------------------------------------------------------------------------------------
  John J. Phelan, Jr.     Retired Chairman and                  Director
                          Chief Executive Officer
                          New York Stock Exchange, Inc.
                          P.O. Box 312
                          Mill Neck, NY 11765
-------------------------------------------------------------------------------------
  Hugh B. Price           President and Chief Executive Officer Director
                          National Urban League, Inc.
                          12 Wall Street
                          New York, NY 10005
-------------------------------------------------------------------------------------
  Robert G. Schwartz      Retired Chairman of the Board,        Director
                          President and Chief Executive Officer
                          Metropolitan Life Insurance Company
                          200 Park Ave., Suite 5700
                          New York, NY 10166
-------------------------------------------------------------------------------------
  Ruth J. Simmons, Ph.D.  President                             Director
                          Smith College
                          College Hall 20
                          Northhampton, MA 01063
-------------------------------------------------------------------------------------
  William C. Steere, Jr.  Chairman of the Board and             Director
                          Chief Executive Officer
                          Pfizer, Inc.
                          235 East 42nd Street
                          New York, NY 10017

  Name of Officer*         Position with Metropolitan Life
---------------------------------------------------------------------------------------
  Robert H. Benmosche      Chairman of the Board, President and Chief Executive Officer
---------------------------------------------------------------------------------------
  Gerald Clark             Vice Chairman of the Board
---------------------------------------------------------------------------------------
  Stewart G. Nagler        Vice Chairman of the Board
---------------------------------------------------------------------------------------
  Gary A. Beller           Senior Executive Vice-President and General Counsel
---------------------------------------------------------------------------------------
  C. Robert Henrikson      Senior Executive Vice-President
---------------------------------------------------------------------------------------
  Catherine A. Rein        Senior Executive Vice-President
---------------------------------------------------------------------------------------
  William J. Toppeta       Senior Executive Vice-President
---------------------------------------------------------------------------------------
  John H. Tweedie          Senior Executive Vice-President
---------------------------------------------------------------------------------------
  Jeffrey J. Hodgman       Executive Vice-President
---------------------------------------------------------------------------------------
  Terence I. Lennon        Executive Vice-President
---------------------------------------------------------------------------------------
  David A. Levene          Executive Vice-President
---------------------------------------------------------------------------------------
  John D. Moynahan, Jr.    Executive Vice-President
---------------------------------------------------------------------------------------
  Judy E. Weiss            Executive Vice-President and Chief Actuary
---------------------------------------------------------------------------------------
  Alexander D. Brunini     Senior Vice-President
---------------------------------------------------------------------------------------
  Jon F. Danski            Senior Vice-President and Controller
---------------------------------------------------------------------------------------
  Richard M. Blackwell     Senior Vice-President
---------------------------------------------------------------------------------------
  James B. Digney          Senior Vice-President
---------------------------------------------------------------------------------------
  William T. Friedman      Senior Vice-President
---------------------------------------------------------------------------------------
  Ira Friedman             Senior Vice-President
---------------------------------------------------------------------------------------
  Anne E. Hayden           Senior Vice-President
---------------------------------------------------------------------------------------
  Sybil C. Jacobsen        Senior Vice-President
---------------------------------------------------------------------------------------
  Joseph W. Jordan         Senior Vice-President
---------------------------------------------------------------------------------------
  Kernan F. King           Senior Vice-President
---------------------------------------------------------------------------------------
  Nicholas D. Latrenta     Senior Vice-President
---------------------------------------------------------------------------------------
  Leland C. Launer, Jr.    Senior Vice-President
---------------------------------------------------------------------------------------
  Gary E. Lineberry        Senior Vice-President
---------------------------------------------------------------------------------------
  James L. Lipscomb        Senior Vice-President
---------------------------------------------------------------------------------------
  William Livesey          Senior Vice-President
---------------------------------------------------------------------------------------
  James M. Logan           Senior Vice-President
---------------------------------------------------------------------------------------
  Eugene Marks, Jr.        Senior Vice-President
---------------------------------------------------------------------------------------
  William R. Prueter       Senior Vice-President
---------------------------------------------------------------------------------------
  Joseph A. Reali          Senior Vice-President
---------------------------------------------------------------------------------------
  Vincent P. Reusing       Senior Vice-President
---------------------------------------------------------------------------------------
  Felix Schirripa          Senior Vice-President
---------------------------------------------------------------------------------------
  Robert E. Sollmann, Jr.  Senior Vice-President
---------------------------------------------------------------------------------------
  Thomas L. Stapleton      Senior Vice-President and Tax Director
---------------------------------------------------------------------------------------
  James F. Stenson         Senior Vice-President
---------------------------------------------------------------------------------------
  Stanley J. Talbi         Senior Vice-President
---------------------------------------------------------------------------------------
  Richard R. Tartre        Senior Vice-President
---------------------------------------------------------------------------------------
  James A. Valentine       Senior Vice-President
---------------------------------------------------------------------------------------
  Lisa M. Weber            Senior Vice-President
---------------------------------------------------------------------------------------
  William J. Wheeler       Senior Vice-President and Treasurer
---------------------------------------------------------------------------------------
  Anthony J. Williamson    Senior Vice-President
---------------------------------------------------------------------------------------
  Louis J. Ragusa          Vice-President and Secretary

------------
* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the Americana Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terrence
  I. Lennon has been an officer of Metropolitan since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto, he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto, he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto, she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. John F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto, he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

Appendix II

Financial Statements--to be added by Amendment.

                                    PART II

                      CONTENTS OF REGISTRATION STATEMENT

                REPRESENTATION WITH RESPECT TO FEES AND CHARGES

  Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectuses, or otherwise.

  This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference Table.

    New Product Prospectus consisting of 34 pages.

    Old Product Prospectus+

    Undertaking to File Reports (filed with the initial filing of this Registration Statement on May 14, 1992.)

    Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 (filed with the initial filing of this Registration Statement on May 14, 1992.)

    Representation with respect to fees and charges.

    The signatures.

    Written Consents of the following persons:

     Company Actuary (filed with Exhibit 6 below).

     Independent Auditors

    The following exhibits:

      1.A (1) --Resolution of Board of Directors of Metropolitan Life
               effecting the establishment of Metropolitan Life Separate
               Account UL.................................................  ++++
     (2)      --Not Applicable
     (3)      --(a) Not Applicable
              --(b) Form of Selected Broker Agreement.....................  ++++
              --(c) Schedule of Sales Commissions.........................   ++
     (4)      --Not applicable
     (5)      --(a) (i) Specimen Old Product Flexible Premium Multifunded
                     Life Insurance Policy (including application and any
                     alternate pages as required by state law) with form
                     of riders, if any....................................  ++++
              (ii) Specimen New Product Flexible Premium Multifunded Life
                     Insurance Policy (including application and any
                     alternate pages required by state law) with form of
                     riders...............................................   *
              --(b) Riders for Disability Waiver Rider, and Accidental
              Death Benefit...............................................  ++++

          --(c) Riders for Accelerated Death Benefit, Children's Term
              Insurance Benefit and Spouse Term Insurance Benefit.....    ++++
          --(d) New York Endorsement for Old Product to Flexible
              Premium Multifunded Life Insurance Policy...............    ++++
          --(e) Additional alternate pages for Old Product required by
          state law...................................................    ++++
          --(f) Endorsement adding death benefit Option C for Old
          Product.....................................................    ++++
          --(g) Form of personalized illustration.....................     +
     (6)  --(a) Charter and By-Laws of Metropolitan Life..............    +++
          --(b) Amendment to By-laws..................................    +++
     (7)  --Not Applicable
     (8)  --Not Applicable
     (9)  --Not Applicable
      2.  --See Exhibit 1.A(5) above
      3.  --Opinion and consent of Counsel as to the legality of the
           securities being registered................................   ++++++
      4.  --Not Applicable
      5.  --Not Applicable
      6.a --Opinion and consent of Marian Zeldin relating to the
           Flexible Premium Multifunded Life Insurance Policies ......     +
      8.  --Powers of Attorney........................................   +++++
      9.  --Method of Computing Exchange pursuant to Rule 6e-
           3(T)(b)(13)(v)(B) under the Investment Company Act of 1940
           (not required because there will be no cash value
           adjustments)
     11.  --Memoranda describing certain procedures filed pursuant to
           Rule 6e-3(T)(b)(12)(iii)...................................    ++++
     27.  --Financial Data Schedule (inapplicable)

--------
     + To be filed by amendment.
    ++ Incorporated by reference from "Distribution of the Policies" in the
       Prospectus included herein.
   +++ Incorporated by reference to the filing of Post-Effective Amendment No.
       4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.
  ++++ Included in the filing of Post-Effective Amendment No. 5 to this
       Registration Statement on April 30, 1997.
 +++++ Included in the filing of Post-Effective Amendment No. 5 to this Registration Statement on April 30, 1997 except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement of Separate Account UL (File No. 333-40161) filed on November 13, 1997, Stewart G. Nagler's power of attorney which is included in the filing of Post-Effective Amendment No. 6 to this Registration Statement on December 23, 1997, and Jon F. Danski's power of attorney, which is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Separate Account UL (File No. 333-40161) filed on April 2, 1998.
++++++ Included in the filing of Post-Effective Amendment No. 6 to this
       Registration Statement on December 23, 1997.
     * Included in the filing of Post-Effective Amendment No. 7 to this Registration Statement on February 27, 1998.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, METROPOLITAN LIFE INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York, this 29th day of January, 1999.

                                          METROPOLITAN LIFE
                                           INSURANCE COMPANY
(Seal)

                                                    /s/  Gary A. Beller
                                          By: _________________________________
                                              Gary A. Beller Senior Executive
                                             Vice-President & General Counsel

        /s/  Cheryl D. Martino
Attest: _____________________________
         Cheryl D. Martino
         Assistant Secretary

  Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                        Title                 Date



                  *                    Chairman of the
-------------------------------------   Board, President
         Robert H. Benmosche            and Chief Executive
                                        Officer and
                                        Director (Principal
                                        Executive Officer)

                  *                    Vice-Chairman of the
-------------------------------------   Board and Chief
            Gerald Clark                Investment Officer
                                        and Director

                  *                    Vice-Chairman of the
-------------------------------------   Board and Chief
          Stewart G. Nagler             Financial Officer
                                        (Principal
                                        Financial Officer)

                  *                    Senior Vice-
-------------------------------------   President and
            Jon F. Danski               Controller
                                        (Principal
                                        Accounting Officer)

                  *                    Director
-------------------------------------
         Curtis H. Barnette

                  *                    Director
-------------------------------------
          Joan Ganz Cooney


     /s/ Christopher P. Nicholas                                January 29, 1999
*By _________________________________
    Christopher P. Nicholas, Esq.
          Attorney-in-fact

             Signature                       Title                 Date

*                                     Director
------------------------------------
        Burton A. Dole, Jr.

*                                     Director
------------------------------------
         James R. Houghton

*                                     Director
------------------------------------
          Helene L. Kaplan

*                                     Director
------------------------------------
        Charles M. Leighton

*                                     Director
------------------------------------
          Allen E. Murray

*                                     Director
------------------------------------
        John J. Phelan, Jr.

*                                     Director
------------------------------------
           Hugh B. Price

*                                     Director
------------------------------------
         Robert G. Schwartz

*                                     Director
------------------------------------
       Ruth J. Simmons, Ph.D.

*                                     Director
------------------------------------
       William C. Steere, Jr.

    /s/ Christopher P. Nicholas                                January 29, 1999
*By ________________________________
   Christopher P. Nicholas, Esq.
          Attorney-in-fact

  Pursuant to the requirements of the Securities Act of 1933, the Registrant, METROPOLITAN LIFE SEPARATE ACCOUNT UL, has duly caused this amended Registration Statement to be signed, on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York this 29th day of January, 1999.

                                          METROPOLITAN LIFE SEPARATE ACCOUNT
                                          UL
                                            (Registrant)

                                            By: METROPOLITAN LIFE INSURANCE
                                                COMPANY
                                                   (Depositor)


(Seal)                                                 /s/ Gary A. Beller
                                              By: _____________________________
                                                     Gary A. Beller Senior
                                                  Executive Vice-President and
                                                        General Counsel

         /s/ Cheryl D. Martino
Attest: _____________________________
        Cheryl D. Martino
        Assistant Secretary